FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Investor Presentation

May 2021

HURRICANE GRILL & WINGS | FATBURGER | Buffalo's | ELEVATION BURGER | PONDEROSA STEAKHOUSE BONANZA STEAKHOUSE | YALLA mediterranean | Johnny Rockets


FATBURGER
ELEVATION
THE ORIGINAL HAMBURGER
Johnny ROCKETS

LEGAL DISCLAIMER

This Investor Presentation of FAT Brands Inc. (“we”, “our” or the “Company”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, our ability to source and conduct future accretive acquisitions, our ability to execute and integrate high-growth and synergistic acquisitions, and our ability to sustain the ongoing recovery in system-wide sales from the COVID-19 pandemic. Forward-looking statements generally use words such as “expect,” “foresee,” “anticipate,” “believe,” “project,” “should,” “estimate,” “will,” “plans,” “forecast,” and similar expressions, and reflect our expectations concerning the future. It is possible that our future performance may differ materially from current expectations expressed in these forward-looking statements. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this Investor Presentation. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Investor Presentation.

PLATFORM HIGHLIGHTS



FAT BRANDS
FRESH. AUTHENTIC. TASTY.

INVESTMENT HIGHLIGHTS

FAT Brands Inc. (FAT Brands or the Company) is a leading multi-brand restaurant franchising company

- Develops, acquires and markets fast casual and casual dining restaurant concepts
- Strategic focus on generating revenue through franchise fees and royalty streams via an asset-light model


Global Restaurant Franchising Company


Asset-Light Business Model


Growth Driven by Organic Measures and Synergistic Acquisitions


HURRICANE GRILL & WINGS
HURRICANE GRILL & WINGS
Opportunities to Eliminate Overhead by Consolidating Brands onto FAT Platform


Proven History of Acquiring and Integrating Brands onto FAT Platform


Significant Management Team Depth and Expertise

PLATFORM HIGHLIGHTS[1]

9 Brands	321 Franchisees
36 Countries	85 Multi-Unit Franchisees
37 U.S. States	646 Restaurants + 38 Under Construction
200+ Unit Development Pipeline	



Existing FAT Brands locations

1. As of May 13, 2021

RESTAURANT CONCEPTS WITH STRONG BRAND RECOGNITION

	FATBURGER	Johnny Rockets	Buffalo's Cafe / Express	Ponderosa Steakhouse / Bonanza Steakhouse	Hurricane Grill & Wings	Yalla Mediterranean	Elevation Burger
Brand	Founded in 1947 in Los Angeles, CA, has become a global leader in the fast casual, better burger category	Founded in 1986 in Los Angeles, CA, an iconic global fast-casual and casual dining brand	Founded in 1985 in GA, a casual dining concept offering fresh-never-frozen wings and classic American platters	Founded in the 1960s, an American family steakhouse brand	Founded in 1995 in FL, a casual dining concept known for its chicken wings	A fast casual dining concept focused on healthy Meditteranean cuisine	Founded in 2002, a fast casual better burger concept offering grass-fed and organic burgers
Store Count	181 locations	313 locations	13 locations	48 locations	48 locations	3 locations	40 locations

1. As of May 13, 2021

PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust management and systems platform that supports the expansion of its existing brands while enabling the accretive acquisition and efficient integration of additional restaurant concepts

Public Relations	Staff Training	Site Selection	Digital & Media Strategy
Marketing & Advertising	Financial Planning	Supply Chain	Restaurant Design

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts with minimal incremental corporate overhead costs

SUCCESSFUL INTEGRATIONS

Acquired Elevation Burger in 2019 and integrated into FAT Brands platform

- Increased FAT Brands store count by 41 locations
- Improved franchisee sentiment
- Re-introduced brand-level marketing and advertising fund
- Simplified menu and enhanced offerings
- Introduced plant-based-proteins

Since acquiring Hurricane in 2018, successfully reversed negative Same-Store Sales trend in 2019

- SSS growth of 6.4% in FY 2019 and 10% in Q1 2021
- Negative SSS trends of (4.7%) prior to our acquisition
- Optimized supply chain and integrated into the FAT Brands platform
- Scaled third party delivery across all locations
- Re-focused the brand marketing fund and restarted television advertising campaigns

MOST RECENT ACQUISITION - JOHNNY ROCKETS INTEGRATION

FAT Brands team has worked diligently to complete the "30-60-90 Day Integration Process" and begin executing on the strategy developed during that time.

- Partnered with OLO to launch **native online ordering with delivery-as-a-service** across domestic locations
- **Enhanced menu** and introduced **plant-based proteins** to Johnny Rockets in an effort to modernize menu offerings and keep up with consumer preferences
- Created a **brand-wide listings management** program through MomentFeed to lay groundwork for increased **digital presence**
- Engaged entertainment company through bidding process to establish a **comprehensive in-store music program**


olo
Powering millions of orders per week
Platform tour

olo

MomentFeed

STINGRAY MUSIC


INTRODUCING OUR
Plant-based
LINEUP
Craig's
VEGAN SHAKES
Chocolate, Vanilla, or Strawberry
THE IMPOSSIBLE ORIGINAL
A delicious burger made from plants for people who love meat. Served with Lettuce, Tomato, Chopped Onion, Relish, Pickles, Mustard & Mayo.
Add daiya Dairy-Free Cheese!
Johnny ROCKETS


Johnny ROCKETS

DEVELOPMENT PIPELINE

- Development team secured development agreements in a number of new territories.
- Strong demand from Johnny Rockets franchise partners to develop other brands in the FAT portfolio, and vice versa.
- Development pipeline of over **200+ new locations to be built.**

New Store Openings[1]


52
62
2019
2020

1. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. Includes Johnny Rockets locations opened prior to FAT Brands ownership.

In the height of the pandemic, established "Healthcare Heroes" initiative to bring the Fatburger "Fatmobile" food truck to local hospitals throughout Southern California.

- The "Fatmobile" **donated 35,000+ meals** to first responders from April through July 2020.


FATBURGER




A message to our health heroes.


FATBURGER
Fatburger is incredibly grateful for the hard work & sacrifices of the medical professionals who are working on the frontline every day.
As a token of our appreciation, we are working to bring the Fatmobile, our LA-based food truck, to hospitals in the Los Angeles area to provide free meals. If you are a doctor, nurse, or health worker and want Fatburger to feed your team, please contact us at socialmedia@fatbrands.com.
HOSPITAL
Share this with a health hero you know to help spread the word. Thank you to our health heroes for keeping us safe & serving our community.

FINANCIAL HIGHLIGHTS


FATBURGER

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

WHOLE BUSINESS SECURITIZATION UPDATE

On April 26, 2021, the Company completed third successful whole business securitization with the closing of $144.5m Series 2021-1 Fixed Rate Asset-Backed Notes

Reduces cost of capital from two previously issued 2020 securitizations

Creates significant excess available capital for future acquisitions and general working capital

Priced with weighted average fixed interest rate of 5.92% p.a. compared to 8.75% for the 2020 transactions

FY 2020 HIGHLIGHTS

Royalties



43% Increase
$3.3m
$2.2m
$3.2m
$4.7m
Q1 2020
Q2 2020
Q3 2020
Q4 2020

Total Revenue



47% Increase
$4.4m
$3.1m
$4.1m
$6.5m
Q1 2020
Q2 2020
Q3 2020
Q4 2020

Adj. EBITDA[1]



513% Increase
$0.3m
$(0.4)m
$0.6m
$1.7m
Q1 2020
Q2 2020
Q3 2020
Q4 2020

Adj. EBITDA Margin[2]



250bps Increase
8.1%
(14.5%)
18.9%
32.6%
Q1 2020
Q2 2020
Q3 2020
Q4 2020

1. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of total revenue excluding advertising fees.

Q1 2021 HIGHLIGHTS


35.3% Sales Growth[2]
Q1 2021 v Q1 2020
System-Wide


7.8% SSS Growth[1]
Q1 2021 v Q1 2020
System-Wide


$114.4m
System-Wide Sales[2]


5 New Store Openings
in Q1 2021[3]


$6.6m Total Revenue


$1.1m Adj. EBITDA[4]
THE QUAD CHALLENGE

1. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.
2. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
3. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.
4. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q1 2021 SALES IMPROVEMENTS[1] [2]

System-wide sales and same-store sales continued to steadily progress in Q1 2021 across brands as sales rebound from further easing of COVID-19 restrictions and expansion of vaccines

Sales by Quarter



$84.9m
(10.4%)
$47.7m
(30.1%)
$73.2m
(13.2%)
$106.9m
(9.4%)
$114.4m
7.8%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
System-Wide Sales
YoY SSS Growth

1. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
2. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

AVERAGE WEEKLY SALES IMPROVEMENTS

Average weekly sales have shown sustained improvement during the first four months of 2021, growing 5.0% in April 2021 compared to March 2021



Average Weekly Sales
$8,712
$11,453
$14,055
$14,779
$15,722
$15,757
$15,715
$14,872
$14,405
$15,569
$15,351
$18,056
$18,961
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21

FATBURGER DELIVERY AND TO-GO SALES

Third-party delivery ("TPD") promotions in Q2 2020 helped our franchise partners drive delivery and to-go sales to offset the reduction of dine-in business throughout the pandemic

- Began rollout of Chowly (POS integrator for third-party platforms) and HNGR / Captain (native online-ordering and delivery-as-a-service) in September which drove a steady increase in sales through Q1 2021

US Fatburger Third-Party Delivery Sales[1]



83% Increase
$3.09m
$4.21m
$4.39m
$5.17m
$5.68m
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

1. Represents sales for all Fatburger and co-branded Fatburger & Buffalo's Express restaurants located in the US from Postmates, Grubhub, UberEats, DoorDash and HNGR.

KEY STRATEGIC INITIATIVES


HURRICANE DOCKSIDE GRILL
BURGERS + TACOS + WINGS

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

OFF-PREMISE SALES & VIRTUAL KITCHENS

Third Party Delivery and Virtual Kitchens

- Successfully implemented native on line ordering and delivery-as-a-service through Captain / HNGR
- As of Q1 2021, there were 36 virtual kitchens in Fatburger, Buffalo's Cafe and Hurricane locations
- Expanding native online ordering and white glove delivery across all FAT Brands


HURRICANE
GRILL & WINGS
Live with Flavor
HURRICANE
2GO


FREE
Delivery
by POSTMATES


FATBURGER
THANK YOU!
FATBURGER.COM/FEEDBACK
FATBURGER
Since 1952

There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a risk of loss. Past performance is not indicative of future results. See disclosure at the beginning of this presentation.

CO-BRANDING SUCCESS

Cross-Selling and Co-Branding Program

- Plans to open first Elevation & Hurricane co-branded location in 2021
- 117 co-branded Fatburger & Buffalo's units as of Q1 2021



FATBURGER
Buffalo's
ELEVATION
HURRICANE
HURRICANE GRILL & WINGS
FATBURGER
PICK-UP

There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a risk of loss. Past performance is not indicative of future results. See disclosure at the beginning of this presentation.

CAPEX REMODEL PROGRAM

CAPEX Remodel

- Franchisees taking advantage of COVID-19 related in-store traffic limitations to upgrade dining rooms ahead of re-opening
- Back of house CAPEX focused on virtual kitchens



TRIPLE KING (XXXL) CHALLENGE
Wall of Fame
FATBURGER
Buffalo's

There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a risk of loss. Past performance is not indicative of future results. See disclosure at the beginning of this presentation.

Menu Innovation

- Continued focus on expanding plant-based proteins and vegan offerings (Impossible Burger™, Craig's Vegan™ Ice Cream, and Daiya™ vegan cheese) across FAT Brands restaurant concepts
- Leveraging the cross-utilization of existing ingredients and product offerings through the continued expansion of virtual restaurants across FAT Brands restaurant concepts
- Innovative adaptations to COVID 19 market-place conditions (e.g. selling alcohol via take-out and delivery in Casual Dining brands, etc.)


EAT, DRINK & BE HAPPY
FAMILY MEALS FOR 2
BONE-IN WINGS* starting at 29.99
BONELESS WINGS starting at 26.99
BONE-IN/BONELESS WING COMBO* starting at 28.99
CHICKEN TENDERS starting at 19.99
FAJITA RICE BOWL starting at 22.99
HALF POUND CHEESE BURGERS* starting at 18.49
Contact your LOCAL HURRICANE for EXACT PRICING
CHOOSE ANY OF THE FAMILY MEAL OPTIONS TO SATISFY YOUR CREW.
FAMILY MEALS FOR 4
HURRICANE CHICKEN SALAD starting at 20.99
BONE-IN WINGS* starting at 59.99
BONELESS WINGS starting at 53.99
BONE-IN/BONELESS WING COMBO* starting at 57.99
CHICKEN TENDERS starting at 39.99
FAJITA RICE BOWL starting at 45.99
HALF POUND CHEESE BURGERS* starting at 36.99
ASK YOUR LOCAL HURRICANE GRILL & WINGS ABOUT OUR PEPSI, ICED TEA & ALCOHOL TO-GO OPTIONS.


TRY THE IMPOSSIBLE BURGER.
MEAT FROM PLANTS. WHOA.
TRY IT TODAY $9.50
ADD A PATTY FOR $3.50
IMPOSSIBLE


Sunday BRUNCH
10AM – 2PM
BONANZA STEAKHOUSE


Craig's
100% Vegan deliciousness.
Made with premium cashews.
VEGAN MILKSHAKES
Vanilla
Strawberry
FATBURGER


elevationburger
IMPOSSIBLE

There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a risk of loss. Past performance is not indicative of future results. See disclosure at the beginning of this presentation.

EXPERIENCED MANAGEMENT TEAM

Management Team

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Wilshire Financial Services Group

Ken J. Kuick | Chief Financial Officer
Noodles & Company, VICI Properties, Caesars Entertainment

Allen Z. Sussman | EVP & General Counsel
Partner Loeb & Loeb LLP

Rob Rosen | EVP Capital Markets
Kodiak Financial Group, Black Diamond Capital Management

Jacob Berchtold | COO Fast Casual Division
15+ years w/ Fatburger

Gregg Nettleton | President & COO Casual Dining Division
GBS Enterprises, Black Angus Steakhouses, IHOP

Ron Roe | SVP Finance
Fog Cutter Capital, Piper Jaffray

Thayer Wiederhorn | Chief Marketing Officer
10+ years w/ Fog Cutter Capital and Fatburger

Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital and Fatburger

Board of Directors

Edward Rensi | Chairman of the Board
Former President & CEO McDonald's USA, CEO Famous Dave's of America

James Neuhauser, CFA | Director
Stifel Nicolas & Co, Turtlerock Capital, Exec Committee FBR & Co, Trident Financial, Bank of New England

Squire Junger, CPA | Director
Co-Founder Insight Consulting, Former Partner Arthur Anderson

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Wilshire Financial Services Group

APPENDIX


SCAN ME
to sign up!

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

DEFINITIONS

"EBITDA," a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted EBITDA," a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statement of Operations

	13 weeks ended	
	March 28, 2021	March 29, 2020
(in thousands)		
Revenues		
Royalties	$ 4,898	$ 3,309
Franchise fees	540	175
Advertising fees	1,188	931
Other operating income	23	8
Total revenues	6,649	4,423
Costs and expenses		
General and administrative expenses	4,926	3,531
Refranchising loss	427	539
Advertising fees	1,192	931
Total costs and expenses	6,545	5,001
Income (loss) from operations	104	(578)
Other expense, net		
Interest expense, net	(2,748)	(2,074)
Other income (expense), net	83	(16)
Other expense, net	(2,665)	(2,090)
Loss before income tax benefit	(2,561)	(2,668)
Income tax benefit	(129)	(298)
Net loss	$ (2,432)	$ (2,370)
Basic and Diluted Loss per Share	$ (0.20)	$ (0.20)

Does not include effects of April 2021 Whole Business Securitization

CONSOLIDATED BALANCE SHEET SUMMARY

FAT Brands Inc. Consolidated Balance Sheet as of March 28, 2021

		As of March 28, 2021
(in thousands)		
Cash and restricted cash	$	4,915
Total assets	$	118,093
Total liabilities	$	163,669
Total stockholders' equity	$	(45,576)

Does not include effects of April 2021 Whole Business Securitization

CONSOLIDATED EBITDA & ADJUSTED EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

	13 weeks ended	
	March 28, 2021	March 29, 2020
(in thousands)		
Net loss	$ (2,432)	$ (2,370)
Interest expense, net	2,748	2,074
Income tax benefit	(129)	(298)
Depreciation and amortization expense	398	232
EBITDA	585	(362)
Stock based compensation expenses	37	15
Non-cash lease expenses (1)	41	41
Acquisition costs	15	50
Refranchising loss	427	539
Adjusted EBITDA	$ 1,105	$ 283

(1) Includes non-cash lease expense costs related to new lease accounting standards

Does not include effects of April 2021 Whole Business Securitization

CONTACT

INVESTOR RELATIONS:

ICR
LYNNE COLLIER
IR-FATBRANDS@ICRINC.COM
646-430-2216

MEDIA RELATIONS:

JCONNELLY
ERIN MANDZIK
EMANDZIK@JCONNELLY.COM
862-246-9911



Johnny
ROCKETS

FAT BRANDS
FRESH. AUTHENTIC. TASTY.